SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 30, 2015 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    Regulation FD Disclosure

On December 30, 2015, Radio One, Inc. (the “Company”) announced that its Board of Directors had authorized a repurchase of shares of the Company’s Class D common stock (the “Repurchase Program”). The Repurchase Program authorizes the repurchase of shares with an aggregate value of up to $3.5MM at a per share price not to exceed $1.50 per share. The Repurchase Program is authorized for up to 24 months and purchases under the plan may be made from time to time in open market purchases, through privately negotiated transactions or otherwise.

A copy of the press release announcing the Repurchase Program is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.     Description

99.1                 Press release issued by Radio One, Inc. on December 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
December 31, 2015	Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer